JOINT FILING AGREEMENT




                                                            Page 19 of 22 Pages
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                             JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13G dated May 6, 1998 with respect to the shares of Class A Common Stock, $0.10 par value, of Figgie International Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.



Date:  15 May 1998                 NORTH ATLANTIC SMALLER COMPANIES
                                   INVESTMENT TRUST PLC

                                      By: J O Hambro Capital Management Limited,
                                                Its investment advisor

                                      By:    /s/ R.C.O Hellyer
                                      Name:  R.C.O. Hellyer
                                      Title: Director



Date:  15 May 1998                 J O HAMBRO CAPITAL MANAGEMENT LIMITED


                                       By:    /s/ R.C.O. Hellyer
                                       Name:  R.C.O. Hellyer
                                       Title: Director



Date:  15 May 1998                  J O HAMBRO & COMPANY LIMITED


                                        By:    /s/ R.C.O. Hellyer
                                        Name:  R.C.O. Hellyer
                                        Title: Director





                                                            Page 20 of 22 Pages
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Date:  15 May 1998                 J O HAMBRO ASSET MANAGEMENT
                                   LIMITED


                                    By:     /s/ R.C.O. Hellyer
                                    Name:   R.C.O. Hellyer
                                    Title:  Director



Date:  15 May 1998                 GROWTH FINANCIAL SERVICES LIMITED


                                     By:    /s/ R.C.O. Hellyer
                                     Name:  C.H.B. Mills
                                     Title: Director

                                   R.C.O. HELLYER PURSUANT TO A POWER
                                   OF ATTORNEY DATED 2 FEBRUARY 1993



Date:  15 May 1998                 AMERICAN OPPORTUNITY TRUST PLC

                                      By: J O Hambro Capital Management Limited,
                                                Its investment advisor


                                      By:    /s/ R.C.O. Hellyer
                                      Name:  R.C.O. Hellyer
                                      Title: Director
                                                            Page 21 of 22 Pages
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Date:  15 May 1998                 ORYX INTERNATIONAL GROWTH FUND
                                   LIMITED

                                      By: J O Hambro Capital Management Limited,
                                                Its investment advisor


                                      By:    /s/ R.C.O. Hellyer
                                      Name:  R.C.O. Hellyer
                                      Title: Director



Date:  15 May 1998                  CONSULTA (CHANNEL ISLANDS) LTD


                                       By:    /s/ Peter A. Heaps
                                       Name:  Peter A. Heaps
                                       Title: Director



Date:  15 May 1998                  CHRISTOPHER MILLS


                                            /s/ R.C.O. Hellyer

                                   R.C.O. HELLYER PURSUANT TO A POWER
                                   OF ATTORNEY DATED 2 FEBRUARY 1993



                                                            Page 22 of 22 Pages

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